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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 9, 2003



                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        001-12852                                          38-3340770
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(Commission File Number)                    (I.R.S. Employer Identification No.)

3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI              48121-1699
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   (Address of Principal Executive Offices)               (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          On October 9, 2003, Rouge Industries issued a press release announcing that it is actively pursuing strategic alternatives. For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

SAFE HARBOR STATEMENT

          This Current Report on Form 8-K contains forward-looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic or political climate, the supply of or demand for and the pricing of steel products in the Company's markets, plant operating performance, product quality, potential environmental liabilities, the availability and prices of raw materials, supplies, utilities and other services and items required by the Company's operations, the level of imports and import prices in the Company's markets, the availability of sufficient cash to support the Company's operations and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.           EXHIBIT
99.1                  Press release dated October 9, 2003.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 9, 2003
ROUGE INDUSTRIES, INC.

                                              By:  /s/ Gary P. Latendresse
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                                                   Gary P. Latendresse
                                                   Vice Chairman &
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
99.1                  Press release of the Company dated October 9, 2003.